Exhibit 99.1

Silver Spring Networks Reports First Quarter 2017 Financial Results

San Jose, CA – May 9, 2017 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced preliminary financial results for its first quarter ended March 31, 2017.

First Quarter Financial Highlights (all comparisons made are against the prior year period, unless otherwise stated):

GAAP results:

•	Revenue was $50.3 million, versus $48.6 million.

•	Cost of revenue was $33.4 million, or 66.4% of revenue, versus $31.6 million or 65.0%.

•	Operating expense was $40.1 million, versus $35.9 million.

•	Tax expense was $0.6 million. Other income (expense) was $0.5 million.

•	Basic share count was 52.6 million shares. In the case of a net income position, fully-diluted share count would have been 54.4 million shares.

•	Quarter-ending cash, cash equivalents, and short-term investments was $116.6 million. Cash flow from operations was $1.5 million.

Non-GAAP metrics:

•	Billings were $68.0 million, down 1.4% versus a year ago.

•	Cost of billings was $39.4 million or 58.0% of billings, versus $38.8 million or 56.3%.

•	Non-GAAP operating expense was $35.0 million, versus $29.6 million.

“We made solid progress in the first quarter, with significant early-stage new customer deployment activities and further progress with our Gen5 platform and solutions,” said Mike Bell, President and Chief Executive Officer, Silver Spring Networks. “Coming off a strong investment year in 2016, we are in the process of right-sizing our expense structure to support our goal of profitable growth as we extend Silver Spring’s technology to the broader Internet of Important Things™ markets.”

Business Highlights (through May 9, 2017, unless otherwise stated):

•	More than 26.0 million cumulative network endpoints delivered from inception through March 31, 2017, up 10% from a year ago.

•	Additional bookings from Florida Power & Light Company, including a Distribution Automation expansion award to further support FPL’s reliability goals, and a follow-on award for more than 370,000 endpoints for additional AMI connections expected in the coming years.

•	Selected for an expansion of CFE’s smart grid project, in partnership with Tecnologias EOS, to connect approximately 92,000 devices across Mexico City’s Southern District and approximately 71,000 devices in Southeast Mexico.

•	Selected by Golden Valley Electric Association, for an AMI deployment covering the cooperative’s 5,973 square-mile service territory in the interior of Alaska to connect approximately 50,000 homes and businesses.

•	Selected as a solutions provider by NRTC, which will offer Silver Spring Networks’ high performance, multi-application Gen5 platform to its electric utility membership.

Conference Call

Silver Spring Networks will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the first quarter ended March 31, 2017 and its outlook for the future. During the course of this call, Silver Spring Networks may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.ssni.com. A dial-in replay of the conference call will be available until June 27, 2017 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13660507. An audio webcast replay of the conference call will be available for one year at http://ir.ssni.com.

About Silver Spring Networks

Silver Spring Networks enables the Internet of Important Things™ by reliably and securely connecting things that matter. Cities, utilities, and companies on five continents use the company’s cost-effective, high-performance IoT network and data platform to operate more efficiently, get greener, and enable innovative services that can improve the lives of millions of people. With more than 26.0 million devices delivered, Silver Spring provides a proven standards-based platform safeguarded with military grade security. Silver Spring Networks’ customers include Baltimore Gas & Electric, CitiPower & Powercor, ComEd, Consolidated Edison, CPS Energy, Florida Power & Light, Pacific Gas & Electric, Pepco Holdings, and Singapore Power. Silver Spring has also deployed networks in Smart Cities including Copenhagen, Glasgow, Paris, Providence, and Stockholm. To learn more, visit www.ssni.com.

Non-GAAP and Other Financial Metrics

Silver Spring Networks supplements the results of operations presented in accordance with generally accepted accounting principles, or GAAP, with certain non-GAAP metrics. Silver Spring Networks manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP and other financial metrics such as billings, cost of billings, non-GAAP operating expense, and total backlog. Silver Spring Networks believes that these non-GAAP and other financial metrics, when taken together with the corresponding GAAP financial measures, offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP metrics should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, operating expense, or any other performance measure derived in accordance with GAAP. Silver Spring Networks may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Billings represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Billings excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Billings are initially recorded as deferred revenue and are then recognized as revenue when all revenue recognition criteria has been met under Silver Spring Networks’ accounting policies as described in Silver Spring Networks’ filings with the Securities and Exchange Commission. Silver Spring Networks reconciles revenue to billings by adding revenue to the change in deferred revenue in a given period.

Cost of billings represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation, amortization of intangibles and acquisition-related charges. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring Networks reconciles cost of revenue to cost of billings by adding cost of revenue and the change in deferred cost of revenue, less stock-based compensation, amortization of intangibles and acquisition-related charges, included in cost of revenue in a given period.

Non-GAAP operating expense consists of research and development, sales and marketing, and general and administrative expenses, excluding amortization and impairment of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements.

Total backlog represents future product and service billings that Silver Spring Networks expects to generate pursuant to contracts entered into with its utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business; future growth and market opportunity; the scope and timing of future deployments; expected benefits from our products; future investment; future innovation; customer and market activity; and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions, deployment pace, and acceptances; changes in the type and mix of products and services sold; receipt by our customers and partners of required regulatory or other approvals; dependence on a limited number of customers, as well as our ability to achieve scale in our customers’ deployments; dependence on a limited number of key suppliers and our ability to obtain sufficient quantities of components from those suppliers; failure to realize cost savings and benefits of our restructuring plan; failure to manage our growth successfully or our operating expenses effectively; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; the expansion of our target markets, including the IoT market; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring Networks’ products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring Networks’ relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation; the ability to attract and retain personnel, including members of Silver Spring Networks’ management team; changes in strategy; technological changes that make Silver Spring Networks’ products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring Networks’ filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of May 9, 2017. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Mark McKechnie

Investor Relations

669-770-4664

markm@ssni.com

Amy Nunnemacher

Global Communications

669-770-4183

pr@ssni.com

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended March 31,
	2017	2016
Revenue:
Product	$26,528	$32,852
Services	23,735	15,768

Total revenue	50,263	48,620

Cost of revenue:
Product	16,027	15,980
Services	17,323	15,643

Total cost of revenue	33,350	31,623
Gross profit	16,913	16,997

Operating expenses:
Research and development	18,641	15,485
Sales and marketing	9,103	9,550
General and administrative	12,266	10,846
Restructuring	47	39

Total operating expenses	40,057	35,920

Operating loss	(23,144)	(18,923)
Other income (expenses), net	543	441

Loss before income taxes	(22,601)	(18,482)
Provision for income taxes	(570)	(32)

Net loss	$(23,171)	$(18,514)

Net loss per share:
Basic	$(0.44)	$(0.36)

Diluted	$(0.44)	$(0.36)

Weighted average shares used to compute net loss per share:
Basic	52,607	50,760

Diluted	52,607	50,760

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31, 2017	December 31, 2016 (a)
ASSETS
Current assets:
Cash and cash equivalents	$49,275	$50,383
Short-term investments	67,345	67,876

Accounts receivable	48,401	44,770
Inventory	5,529	8,040
Deferred cost of revenue	208,841	194,769
Prepaid expenses and other current assets	8,381	12,536

Total current assets	387,772	378,374
Property and equipment, net	27,451	28,986
Goodwill and intangible assets	10,812	11,005
Deferred cost of revenue, non-current	20,624	26,639
Deferred tax assets, non-current	506	481
Other long-term assets	2,400	1,643

Total assets	$449,565	$447,128

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$29,644	$26,785
Deferred revenue	322,859	292,260
Accrued and other liabilities	34,605	44,146

Total current liabilities	387,108	363,191
Deferred revenue, non-current	80,315	93,149
Other liabilities	24,797	22,324

Total liabilities	492,220	478,664

Total stockholders’ deficit	(42,655)	(31,536)

Total liabilities and stockholders’ deficit	$449,565	$447,128

(a)	Derived from audited consolidated financial statements.

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(in thousands)

	Three Months Ended
	March 31,
	2017	2016 (a)
OPERATING ACTIVITIES
Net loss	$(23,171)	$(18,514)
Adjustments to reconcile net loss to net cash provided by operating activities:
Deferred taxes	(25)	—
Depreciation and amortization	2,245	2,132
Stock-based compensation	6,657	6,900
Other non-cash adjustments	81	60
Changes in assets and liabilities:
Accounts receivable	(3,560)	3,976
Inventory	2,518	470
Prepaid expenses and other assets	(480)	2,208
Landlord incentives related to lease	883	—
Deferred cost of revenue	(8,001)	(8,804)
Accounts payable	3,395	613
Customer deposits	64	(5)
Deferred revenue	17,672	20,054
Accrued and other liabilities	3,247	(5,360)

Net cash provided by operating activities	1,525	3,730

INVESTING ACTIVITIES
Proceeds from sales of available-for-sale investments	—	4,833
Proceeds from maturities of available-for-sale investments	1,000	1,000
Purchases of available-for-sale investments	(500)	(3,439)
Purchases of property and equipment	(1,077)	(4,485)

Net cash used for investing activities	(577)	(2,091)

FINANCING ACTIVITIES
Payments on capital lease obligations	—	(144)
Proceeds from issuance of common stock	2,546	1,888
Taxes paid related to net share settlement of equity awards	(4,546)	(334)

Net cash (used for) provided by financing activities	(2,000)	1,410

Effect of exchange rate changes on cash and cash equivalents	(56)	98

Net (decrease) increase in cash and cash equivalents	(1,108)	3,147
Cash and cash equivalents - beginning of period	50,383	65,264

Cash and cash equivalents - end of period	$49,275	$68,411

(a)	In the course of preparing the condensed consolidated financial statements for the quarter ended June 30, 2016, we determined that the cash provided from operating activities was understated and cash provided by investing activities was overstated by $2.3 million in the condensed consolidated statements of cash flows for the three months ended March 31, 2016, as included in our Form 10-Q for the quarter ended March 31, 2016. We evaluated the materiality of the error, quantitatively and qualitatively, and concluded it was not material to our condensed consolidated financial statements for the three months ended March 31, 2016. Although we concluded the error was not material, the cash flows presented above for the three months ended March 31, 2016 was corrected for this error.

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF REVENUE BETWEEN GAAP AND NON-GAAP (QUARTERLY)

(in thousands, except percentages)

	Q1	Q2	Q3	Q4	Q1	YoY%
	2016	2016	2016	2016	2017	Change
REVENUE AND BILLINGS BY TYPE
Revenue:
Product	$32,852	$69,917	$50,463	$40,386	$26,528	-19%
Services
Managed services and SaaS	11,068	24,570	14,090	15,581	14,101	27%
Professional services	4,700	27,465	9,633	10,283	9,634	105%

Total services	15,768	52,035	23,723	25,864	23,735	51%

Total revenue	$48,620	$121,952	$74,186	$66,250	$50,263	3%

% Product	68%	57%	68%	61%	53%
% Services	32%	43%	32%	39%	47%

Change in deferred revenue:
Product	$12,883	$(23,804)	$(568)	$7,155	$16,102
Services
Managed services and SaaS	1,820	(9,650)	1,641	1,427	1,802
Professional services	5,591	(16,652)	885	2,867	(215)

Total services	7,411	(26,302)	2,526	4,294	1,587

Total change in deferred revenue	$20,294	$(50,106)	$1,958	$11,449	$17,689

Billings
Product	$45,735	$46,113	$49,895	$47,541	$42,630	-7%
Services
Managed services and SaaS	12,888	14,920	15,731	17,008	15,903	23%
Professional services	10,291	10,813	10,518	13,150	9,419	-8%

Total services	23,179	25,733	26,249	30,158	25,322	9%

Total Billings	$68,914	$71,846	$76,144	$77,699	$67,952	-1%

% Product	66%	64%	66%	61%	63%
% Services	34%	36%	34%	39%	37%

REVENUE AND BILLINGS BY SOLUTION
Revenue:
Advanced metering infrastructure	$40,514	$105,181	$66,203	$57,148	$41,072	1%
New solutions	8,106	16,771	7,983	9,102	9,191	13%

Total revenue	$48,620	$121,952	$74,186	$66,250	$50,263	3%

% Advanced metering infrastructure	83%	86%	89%	86%	82%
% New solutions	17%	14%	11%	14%	18%

Change in deferred revenue
Advanced metering infrastructure	$16,957	$(45,184)	$(2,078)	$2,531	$12,607
New solutions	3,337	(4,922)	4,036	8,918	5,082

Total change in deferred revenue	$20,294	$(50,106)	$1,958	$11,449	$17,689

Billings
Advanced metering infrastructure	$57,471	$59,997	$64,125	$59,679	$53,679	-7%
New solutions	11,443	11,849	12,019	18,020	14,273	25%

Total Billings	$68,914	$71,846	$76,144	$77,699	$67,952	-1%

% Advanced metering infrastructure	83%	84%	84%	77%	79%
% New solutions	17%	16%	16%	23%	21%

REVENUE AND BILLINGS BY GEOGRAPHY
Revenue:
United States	$45,222	$118,539	$43,381	$53,087	$46,331	2%
International	3,398	3,413	30,805	13,163	3,932	16%

Total revenue	$48,620	$121,952	$74,186	$66,250	$50,263	3%

% United States	93%	97%	58%	80%	92%
% International	7%	3%	42%	20%	8%

Change in deferred revenue
United States	$8,468	$(57,666)	$21,085	$8,880	$11,621
International	11,826	7,560	(19,127)	2,569	6,068

Total change in deferred revenue	$20,294	$(50,106)	$1,958	$11,449	$17,689

Billings
United States	$53,690	$60,873	$64,466	$61,967	$57,952	8%
International	15,224	10,973	11,678	15,732	10,000	-34%

Total Billings	$68,914	$71,846	$76,144	$77,699	$67,952	-1%

% United States	78%	85%	85%	80%	85%
% International	22%	15%	15%	20%	15%

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP MEASURES (QUARTERLY)

(in thousands)

	Three Months Ended March 31, 2017
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$16,027	$7,958	$(440)	$(79)	$—	$23,466
Services
Managed services and SaaS	9,841	—	(690)	—	12	9,163
Professional services	7,482	—	(676)	—	(4)	6,802

Total services	$17,323	$—	$(1,366)	$—	$8	$15,965

Total Cost of Revenue / Cost of Billings	$33,350	$7,958	$(1,806)	$(79)	$8	$39,431

	Operating Expenses	Stock-based Compensation	Amortization and Impairment of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$18,641	$(2,058)	$—	$—	$(46)	$16,537
Sales and marketing	9,103	(506)	(106)	—	(9)	8,482
General and administrative	12,266	(2,287)	(8)	—	(19)	9,952
Restructuring	47	—	—	(47)	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$40,057	$(4,851)	$(114)	$(47)	$(74)	$34,971

	Three Months Ended March 31, 2016
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$15,980	$8,668	$(351)	$(169)	$—	$24,128
Services
Managed services and SaaS	8,632	$—	$(396)	—	$—	8,236
Professional services	7,011	—	(581)	—	(15)	6,415

Total services	$15,643	$—	$(977)	$—	$(15)	$14,651

Total Cost of Revenue / Cost of Billings	$31,623	$8,668	$(1,328)	$(169)	$(15)	$38,779

	Operating Expenses	Stock-based Compensation	Amortization and Impairment of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$15,485	$(2,025)	$—	$—	$(311)	$13,149
Sales and marketing	9,550	(831)	(244)	—	(65)	8,410
General and administrative	10,846	(2,716)	(8)	—	(125)	7,997
Restructuring	39	—	—	(39)	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$35,920	$(5,572)	$(252)	$(39)	$(501)	$29,556

(a)	Amounts presented net of foreign currency translation.

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL DATA AND OTHER INFORMATION

(in thousands, except percentages and headcount)

	Q1	Q2	Q3	Q4	Q1	YoY%
	2016	2016	2016	2016	2017	Change
SUPPLEMENTAL FINANCIAL DATA

STOCK-BASED COMPENSATION
Cost of goods sold	$1,328	$1,389	$2,082	$1,945	$1,806	36%
Research and development	2,025	2,241	2,593	2,450	2,058	2%
Sales and marketing	831	726	943	1,152	506	-39%
General and administrative	2,716	2,685	2,280	2,423	2,287	-16%

TOTAL STOCK-BASED COMPENSATION	$6,900	$7,041	$7,898	$7,970	$6,657	-4%

CASH FLOW DATA
Operating cash flow	$3,730	$3,802	$5,145	$8,085	$1,525	-59%
Operating cash flow - trailing twelve months	23,872	18,061	18,934	20,762	18,557	-22%

BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$125,369	$113,064	$113,358	$118,259	$116,620	-7%

OTHER INFORMATION

HOMES & BUSINESSES
Network endpoints delivered during quarter*	698	747	569	564	511	-27%
Cumulative network endpoints delivered*	23,652	24,399	24,968	25,532	26,043	10%
*Endpoints refer to communication modules in electric meters

EMPLOYEES	673	708	709	702	704	5%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL TRENDED GAAP FINANCIAL DATA

(in thousands)

	Q1	Q2	Q3	Q4	Q1
	2016	2016	2016	2016	2017

Gross profit	$16,997	$64,543	$28,242	$28,417	$16,913

Other GAAP financial data related to gross profit:
Change in deferred revenue, net of foreign currency translation	20,294	(50,106)	1,958	11,449	17,689
Change in deferred cost of revenue, net of foreign currency translation	(8,668)	16,992	9,404	(3,177)	(7,958)
Amortization of intangible assets	169	195	79	79	79
Stock-based compensation	1,328	1,389	2,082	1,945	1,806
Acquisition-related charges	15	16	15	15	(8)

Operating expenses	$35,920	$37,794	$42,461	$41,948	$40,057

Other GAAP financial data included in operating expenses:
Amortization of intangible assets	252	180	114	113	114
Stock-based compensation	5,572	5,652	5,816	6,025	4,851
Acquisition-related charges	501	494	493	494	74
Impairment of intangible assets	—	—	2,204	—	—
Restructuring	39	—	—	—	47

Other statement of operations line items
Other (expense) income, net	$441	$333	$113	$(217)	$543
Provision for income taxes	(32)	(961)	(1,143)	(239)	(570)